UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

NEUTRAL TANDEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive

Suite 200

Chicago, Illinois 60606

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 20, 2008, the Board of Directors (the “Board”) of Neutral Tandem, Inc. (the “Company”) approved, and subsequently thereto the Company entered into amendments (the “Amendments”) to the employment agreements with Rian Wren (Chief Executive Officer), Robert Junkroski (Chief Financial Officer), Surendra Saboo (Chief Operating Officer) and David Lopez (Senior Vice President of Sales). The Amendments were entered into in order to modify the severance benefits in the previously existing employment agreements of the executive officers to make certain technical amendments to comply with Section 409A of the Internal Revenue Code, including through amending the definition of “Change of Control” and “Good Reason” in such agreements. Under the Amendments, if any such executive officer’s employment is terminated without “Cause” (as defined in the applicable Amendments) or if such executive resigns for Good Reason (as defined in the applicable Amendments), then such executive officer will be entitled to receive his then-existing base salary for 12 months from the date his employment is terminated. In addition, if Mr. Wren is terminated without Cause or if he resigns for Good Reason within 6 months of a Change of Control (as defined in his Amendment), he will be entitled to an additional 12 months of his then-existing base salary payable over the 12 month period after his separation from the Company. The foregoing severance provisions remain substantially consistent with the severance provisions in the executives’ employment agreements prior to the Amendments.

In addition, the Board approved the Company’s Amended and Restated 2007 Equity Incentive Plan (the “Plan”). The principal reason for amending and restating the Plan was to make certain technical amendments to comply with Section 409A of the Internal Revenue Code.

Each of the foregoing descriptions of the Amendments and the Plan is qualified by reference to the Amendments and the Plan, respectively, copies of which are filed as Exhibits 10.1 through 10.5, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Second Amendment to Employment Agreement between Neutral Tandem, Inc. and Rian Wren

10.2	Second Amendment to Employment Agreement between Neutral Tandem, Inc. and Robert Junkroski

10.3	Second Amendment to Employment Agreement between Neutral Tandem, Inc. and Surendra Saboo

10.4	Amendment to Employment Agreement between Neutral Tandem, Inc. and David Lopez

10.5	Neutral Tandem, Inc. Amended and Restated 2007 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRAL TANDEM, INC.

/s/ Robert M. Junkroski
Date: November 24, 2008	Name:	Robert M. Junkroski
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Employment Agreement between Neutral Tandem, Inc. and Rian Wren

10.2	Second Amendment to Employment Agreement between Neutral Tandem, Inc. and Robert Junkroski

10.3	Second Amendment to Employment Agreement between Neutral Tandem, Inc. and Surendra Saboo

10.4	Amendment to Employment Agreement between Neutral Tandem, Inc. and David Lopez

10.5	Neutral Tandem, Inc. Amended and Restated 2007 Equity Incentive Plan